Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

This AMENDMENT NO. 1 FORBEARANCE AGREEMENT, dated as of July 16, 2018 (this “Amendment”), is made and entered into by and among Hydrofarm Holdings LLC, a Delaware limited liability company (“Holdings”), Hydrofarm, LLC, a California limited liability company (“Hydrofarm”), WJCO LLC, a Colorado limited liability company (“WJCO”), EHH Holdings, LLC (“EHH”), a Delaware limited liability company, and SunBlaster, LLC, a Delaware limited liability company (“SunBlaster”, and together with Hydrofarm, WJCO and EHH, collectively, the “Borrowers”), Hydrofarm Canada, LLC, a Delaware limited liability company, as a Guarantor, the lenders party to the Credit Agreement referred to below (collectively, the “Lenders” and each individually a “Lender”) that are signatories hereto, and Brightwood Loan Services LLC, in its capacity as Administrative Agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Forbearance Agreement (as defined below).

RECITALS

WHEREAS, the parties hereto have heretofore entered into that certain Credit Agreement, dated as of May 12, 2017 (as the same has heretofore been, and may hereafter be, amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”), by and among Holdings, the Borrowers, the Lenders and the Administrative Agent;

WHEREAS, the parties hereto have heretofore entered into that certain Forbearance Agreement and Amendment to Credit Agreement, dated as of May 18, 2018 (as the same has heretofore been, and may hereafter be, amended, modified, supplemented, extended, renewed, restated or replaced, the “Forbearance Agreement”), by and among Holdings, the Borrowers, the Lenders and the Administrative Agent, in respect of the Credit Agreement;

WHEREAS, Holdings and the Borrowers desire to amend certain provisions of the Forbearance Agreement as set forth herein; and

WHEREAS, the Forbearance Agreement Termination Date and various deliveries due on such date is July 15, 2018 which is not a Business Day, and the parties desire to clarify and confirm that all references to July 15, 2018 in the Forbearance Agreement and all deliveries due on such date are references to July 16, 2018 which is the Business Day following July 15, 2018.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to Forbearance Agreement; Acknowledgement.

(a) Effective as of the Forbearance Amendment Effective Date, Section 1(b)(i) of the Forbearance Agreement is hereby amended by deleting the phrase “July 15, 2018” set forth therein and replacing such phrase with “August 15, 2018”.

(b) The Loan Parties, the Administrative Agent and each Lender hereby acknowledge that the Forbearance Agreement Termination Date and various deliveries due on such date is July 15, 2018 which is not a Business Day. The parties hereto acknowledge and agree that all references to July 15, 2018 in the Forbearance Agreement and all deliveries due on such date are references to July 16, 2018 which is the Business Day following July 15, 2018.

SECTION 2. Acknowledgements of the Loan Parties.

(a)       Each of the Loan Parties, jointly and severally, acknowledges and agrees that (i) the Specified Defaults have occurred and are continuing, and (ii) but for the terms of the Forbearance Agreement (as amended by this Amendment), the Lenders and the Administrative Agent may, if they so elect, exercise any and all rights and remedies that the Lenders or the Administrative Agent has under the Loan Documents, applicable law or otherwise in respect of the Specified Defaults.

(b)       Each of the Loan Parties, jointly and severally, hereby acknowledges, agrees, confirms, reaffirms and stipulates that (i) except as expressly set forth in the Forbearance Agreement (as amended by this Amendment), neither any Lender nor the Administrative Agent has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents, (ii) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each Loan Party, each Lender and the Administrative Agent, and (iii) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of any Lender or the Administrative Agent with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Forbearance Agreement or the Loan Documents.

SECTION 3. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied as determined in the Administrative Agent’s sole discretion (the date of such effectiveness being herein called the “Forbearance Amendment Effective Date”):

(a)       the Administrative Agent shall have received an executed counterpart of this Amendment duly executed by each of the Loan Parties and each of the Lenders;

(b)       the Revolving Loan Agent and each Revolving Loan Lender shall have entered into an amendment to the Revolving Loan Forbearance Agreement, and such amendment shall be in form and substance acceptable to the Administrative Agent in its sole discretion; and

(c)       the Loan Parties shall have paid all costs and expenses of the Administrative Agent (including legal fees and expenses) incurred in connection with the preparation and execution of this Amendment and incident to all proceedings in connection with the transactions contemplated by, and documents relating to, this Amendment and the Loan Documents, which payment shall be nonrefundable.

SECTION 4. Representations and Warranties. Each of the Loan Parties, jointly and severally, represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders and the Administrative Agent that:

(a)       this Amendment and each other agreement to be executed and delivered in connection herewith has been duly authorized, executed and delivered by all necessary action on the part of each Loan Party which is a party hereto or thereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the Forbearance Amendment Effective Date and the agreements and obligations of Loan Parties contained herein and therein constitute (or when executed and delivered, will constitute) legal, valid and binding obligations of Loan Parties enforceable against them in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer or conveyance, moratorium, or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles;

(b)       neither the execution, delivery and performance of this Amendment nor the consummation of any of the transactions contemplated hereby (i) are in contravention of any applicable law or any indenture, agreement or undertaking to which any Loan Party is a party or by which any Loan Party or its property is bound, or (ii) violates any provision of the certificate of incorporation, certificate of formation, by-laws, operating agreement or other governing documents of such Loan Party;

(c)       no consent of any person or entity (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment;

(d)       as of the date hereof and after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Forbearance Agreement and the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date; and

(e)       no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents other than the Specified Defaults.

SECTION 5. Ratification; Waiver of Defenses; Indemnity and Release.

(a)       The Forbearance Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed by each of the Loan Parties. Each of the Loan Parties, jointly and severally, (i) confirms and agrees that it is truly and justly indebted to the Lenders and the Administrative Agent in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Loan Documents.

(b)       Each of Loan Parties, jointly and severally, on behalf of itself and each of its Subsidiaries and affiliates, hereby waives, releases and discharges each Lender and the Administrative Agent, and all of the directors, officers, employees, attorneys, agents, successors and assigns of each Lender and the Administrative Agent, from any and all claims, demands, actions, causes of action, damages, costs, expenses and liabilities, known or unknown, anticipated or unanticipated, suspected or unsuspected, asserted or unasserted, fixed, contingent or conditional, at law or in equity, arising out of or in any way relating to the Loan Documents or any documents, agreements, dealings or other matters connected with the Loan Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, any actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this Section 5 shall be effective on the Forbearance Amendment Effective Date regardless of whether any post-Forbearance Amendment Effective Date conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

(c)       Each of the Loan Parties, jointly and severally, agrees to defend, protect, indemnify and hold harmless each Lender and the Administrative Agent and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable fees, costs and expenses of outside counsel) incurred by such Indemnitees, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the execution or performance or enforcement of this Amendment, the Forbearance Agreement, any other Loan Document or any other document executed in connection with the transactions contemplated by this Amendment; or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto. This indemnity shall survive the repayment of the Obligations and the discharge of the liens granted under the Loan Documents.

SECTION 6. Counterparts. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 8. Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

SECTION 9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. ANY DISPUTE ARISING OUT OF OR CONCERNING THE TERMS OF THIS AMENDMENT SHALL BE RESOLVED IN A COURT OF COMPETENT JURISDICTION LOCATED IN NEW YORK COUNTY, NEW YORK, USA, WHICH SHALL BE THE EXCLUSIVE FORUM FOR THE RESOLUTION OF ANY SUCH DISPUTE.

SECTION 10. Expenses. The Loan Parties, joint and severally, agree to pay, or reimburse, the Administrative Agent for all expenses incurred in connection with the preparation and negotiation of this Amendment and related agreements and instruments and the transactions contemplated hereby, including, but not limited to, the fees and expenses of counsel to the Administrative Agent.

SECTION 11. Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

SECTION 12. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 13. Entire Agreement. This Amendment embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreement and understandings relating to the subject matter hereof. All prior statements, representations and warranties, if any, of any Lender or the Administrative Agent in respect of the subject matter hereof, and all prior drafts of this Amendment, are totally superseded and merged into this Amendment, which represents the final and sole agreement of the parties hereto with respect to the matters which are the subject hereof. Each of the Loan Parties hereby acknowledges and agrees that the execution and delivery of this Amendment has not established any course of dealing between the parties hereto and that the parties hereto do not contemplate, and, in entering into this Amendment, the Loan Parties have not relied upon, any further potential extension of the Forbearance Period.

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IN WITNESS WHEREOF, the Administrative Agent, the Lenders and each of the Loan Parties have caused this Amendment to be duly executed by its authorized officers as of the day and year first above written.

HOLDINGS:

HYDROFARM HOLDINGS LLC

By:	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title: Manager

BORROWERS:

HYDROFARM, LLC

By:	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title: President and Chief Executive Officer

WJCO LLC

By:	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title: Manager

EHH HOLDINGS, LLC

By:	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title: Manager

SUNBLASTER, LLC

By:.	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title: President

GUARANTOR:

HYDROFARM CANADA, LLC

By:	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title: President

[Signature Page to Amendment No. 1 to Forbearance Agreement]

ADMINISTRATIVE AGENT:

BRIGHTWOOD LOAN SERVICES LLC, as
Administrative Agent

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Authorized Person

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

BRIGHTWOOD CAPITAL FUND IV, LP,
as Lender

By:	Brightwood Capital Fund Managers
IV, LLC, as its General Partner

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

BRIGHTWOOD CAPITAL FUND III-U,
LP, as Lender

By:	Brightwood Capital Fund Managers
III, LLC, its General Partner

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

BRIGHTWOOD CAPITAL FUND III
HOLDINGS SPV-3, LLC, as Lender

By:	Brightwood Capital Fund Managers
III, LLC, as its General Partner

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

BRIGHTWOOD CAPITAL OFFSHORE
FUND IV, LP, as Lender

By:	Brightwood Capital Fund Managers
IV, LLC, as itsGeneral Partner

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

BRIGHTWOOD CAPITAL OFFSHORE
FUND IV-U, LP, as Lender

By:	Brightwood Capital Fund Managers
IV, LLC, as its General Partner

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Manging Member

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

MAIN STREET CAPITAL CORPORATION,
as Lender

By:	/s/ Jason Beauvais
Name: Jason Beauvais
Title: SVP

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

HMS INCOME FUND, INC., as Lender

By:	/s/ Alejandro Palomo
Name: Alejandro Palomo
Title: Authorized Agent

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

TCG BDC, INC., as Lender

By:	/s/ Mark Tamburello
Name: Mark Tamburello
Title: Principal

[Signature Page to Amendment No. 1 to Forbearance Agreement]

LENDER:

CARLYLE GMS FINANCE MM CLO 2015-1
LLC, as Lender

By:	/s/ Mark Tamburello
Name: Mark Tamburello
Title: Principal

[Signature Page to Amendment No. 1 to Forbearance Agreement]